Exhibit 28 (e)(34) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

Exhibit VVV

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Small Value Fund

Class R6 Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. (“FSC”) with respect to the Class R6 Shares of Federated Clover Small Value Fund set forth above.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and FSC, executes and delivers this Exhibit with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2016.

FEDERATED EQUITY FUNDS

By: _/s/J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ_____

Name: Thomas E. Territ

Title: President

Exhibit WWW

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Strategic Value Dividend Fund

Class R6 Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. (“FSC”) with respect to the Class R6 Shares of Federated Strategic Value Dividend Fund set forth above.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and FSC, executes and delivers this Exhibit with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2016.

FEDERATED EQUITY FUNDS

By: _/s/J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/Thomas E. Territ

Name: Thomas E. Territ

Title: President